                            SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                         (AMENDMENT NO. _____________ )

Filed by the Registrant                                       [X]
Filed by a Party other than the Registrant                    [_]

Check the appropriate box:
[_]   Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]   Definitive Proxy Statement
[_]   Definitive Additional Materials
[_]   Soliciting Material Pursuant to " 240.14a-11(c) or " 240.14a-12

                              Fortis Securities, Inc.
      -----------------------------------------------------------------------
                 (Name of Registrant as Specified in its Charter)


                                    (specify)
      -----------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]     No fee required.
[_]     $125 per Exchange Act Rules O-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2)
        or Item 22(a)(2) of Schedule 14A.
[_]     Fee computed on table below per Exchange Act Rules 14a96(i)(4) and O-11.
    (1) Title of each class of securities to which transaction applies:
        __________________________________

    (2) Aggregate number of securities to which transaction applies:

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    (4) Proposed maximum aggregate value of transaction :

    (5) Total fee paid:

[_] Fee paid previously by written preliminary materials.
[_] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
    (1)  Amount Previously Paid:

    (2)  Form, Schedule or Registration Statement No.:

    (3)  Filing Party:

    (4)  Date Filed:

                             FORTIS SECURITIES, INC.
                 500 Bielenberg Drive, Woodbury, Minnesota 55125
           Mailing Address: P.O. Box 64387, St. Paul, Minnesota 55164

                     NOTICE OF ANNUAL SHAREHOLDERS' MEETING

                         TO BE HELD ON DECEMBER 13, 2001

         The annual meeting of the shareholders of Fortis Securities, Inc. (the "Company") will be held at the offices of Hartford Life & Accident Insurance Company ("Hartford Life"), 200 Hopmeadow Street, Simsbury, Connecticut, on Thursday, December 13, 2001, at 8:00 a.m. Eastern Time for the following purposes:

         1. To set the number of directors at nine and to elect a Board of Directors.

         2. To ratify the selection by the Board of Directors of the Company of KPMG LLP as independent public accountants for the Company for the fiscal year ending July 31, 2002.

         3. To transact such other business as may properly come before the meeting.

         Shareholders of record on October 31, 2001, are the only persons entitled to notice of and to vote at the meeting.

         Your attention is directed to the attached Proxy Statement. WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE FILL IN, SIGN, DATE, AND MAIL THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN ORDER TO SAVE THE COMPANY ANY FURTHER SOLICITATION EXPENSE. An addressed envelope for which no postage is required is enclosed.

                                           Michael J. Radmer
                                           Secretary

Dated:  November 6, 2001

                             FORTIS SECURITIES, INC.
                 500 Bielenberg Drive, Woodbury, Minnesota 55125
           Mailing Address: P.O. Box 64387, St. Paul, Minnesota 55164

                                 PROXY STATEMENT

              ANNUAL MEETING OF THE SHAREHOLDERS--DECEMBER 13, 2001

         The enclosed proxy is solicited by the Board of Directors of Fortis Securities, Inc. (the "Company") in connection with the annual meeting of shareholders of the Company to be held December 13, 2001, and at any adjournment (rescheduling) of the meeting. The costs of solicitation, including the cost of preparing and mailing the Notice of Annual Shareholders' Meeting and this Proxy Statement, will be paid by the Company, and such mailing will take place on approximately November 6, 2001. Representatives of Hartford Administrative Services Company ("HASCO"), the dividend disbursement agent for the Company, and Hartford Life, without cost to the Company, may solicit proxies for the management of the Company by means of mail, telephone, or personal calls. The address of HASCO is that of the Company as provided above. Hartford Life is principally located at 200 Hopmeadow Street, Simsbury, Connecticut 06070.

         A proxy may be revoked by giving written notice of revocation to the Secretary of the Company. Unless revoked, properly executed proxies that have been returned by shareholders without instructions will be voted "for" each proposal. In instances where choices are specified by the shareholders in the proxy, those proxies will be voted or the vote will be withheld in accordance with the shareholder's choice. With regard to the election of directors, votes may be cast in favor or withheld. Abstentions may be specified for Proposal 2 (ratification of independent public accountants). Abstentions and votes withheld with respect to the election of directors will be counted as present for purposes of determining whether a quorum of shares is present at the meeting, and will have the same effect as a vote "against" such item. So far as the Board of Directors is aware, no matters other than those described in this Proxy Statement will be acted upon at the meeting. Should any other matters properly come before the meeting calling for a vote of shareholders, it is the intention of the persons named as proxies to vote upon such matters according to their best judgment.

         Only those shareholders owning shares as of the close of business on October 31, 2001 may vote at the meeting or any adjournments of the meeting. As of that date, there were issued and outstanding 12,787,571 common shares, $.01 par value. Common shares represent the only class of securities of the Company. Each shareholder is entitled to one vote for each share held.

         If a quorum is not present at the meeting, or if a quorum is present but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies. In determining whether to adjourn the meeting, the following factors may be considered: the nature of the proposals that are the subject of the meeting, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation, and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those shares represented at the meeting in person or by proxy.

         A copy of the Company's most recent annual report is available upon request. If you would like to receive a copy, please contact the Company at P.O. Box 64387, St. Paul, Minnesota 55164 or call 1-800-800-2000, extension 3012, and a copy will be sent, without charge, by first class mail within three business days of your request.

                                 SHARE OWNERSHIP

         The following table sets forth the number of shares of the Company and the number of shares of all other investment companies included in the family of Fortis Funds owned beneficially by the directors of the Company and by all officers and directors as a group, as of October 19, 2001.

                                                 Number of Company           Shares Owned of
      Beneficial Owner                       Shares Beneficially Owned     Other Fortis Funds*
      ----------------                       -------------------------     -------------------
      Allen R. Freedman                                  0                        18,017
      Dr. Robert M. Gavin                                0                        50,033
      Jean L. King                                     100                        21,179
      Phillip O. Peterson                                0                             0
      Robb L. Prince                                   586                       164,516
      Leonard J. Santow                                  0                        55,974
      Noel F. Schenker                                 100                         1,530
      Dr. Lemma W. Senbet                                0                             0
      Joseph M. Wikler                                   0                       140,459
      David M. Znamierowski                              0                             0
      Officers and Directors as a group                786                       651,546

---------------------
         * "Other Fortis Funds" currently consists of eight open-end investment companies. The open-end investment companies are Fortis Advantage Portfolios, Inc.; Fortis Equity Portfolios, Inc.; Fortis Growth Fund, Inc.; Fortis Income Portfolios, Inc.; Fortis Money Portfolios, Inc.; Fortis Series Fund, Inc.; Fortis Tax-Free Portfolios, Inc.; and Fortis Worldwide Portfolios, Inc. On or about December 3, 2001, it is anticipated that each of the above investment companies, with the exception of Fortis Series Fund, Inc., will be reincorporated in Maryland as series of a Maryland Corporation.

         As of October 19, 2001, all directors and officers as a group owned less than 1% of the outstanding shares of the Company. As of this date, no person, to the knowledge of Company management, owned beneficially more than 5% of the voting shares of the Company.

                                  PROPOSAL ONE
                              ELECTION OF DIRECTORS

         At the meeting, shareholders will be asked to elect the members of the Company's Board of Directors. The Bylaws of the Company provide that the shareholders have the power to set the number of Directors (subject to the authority of the Board of Directors to increase or decrease the number as permitted by law). The Company's management recommends that the number of directors to be elected at the annual meeting be set at nine. Unless otherwise instructed, the proxies will vote in favor of a resolution to set the number of directors at nine.

         It is intended that the enclosed proxy will be voted for the election of the nine persons named below as directors unless such authority has been withheld in the proxy. All of the nominees, with the exception of Mr. Znamierowski, were elected directors by the shareholders at their last annual meeting and are currently serving as directors of the Company. The term of office of persons elected will be until the next annual meeting of the shareholders or until their successors are elected and shall qualify. Pertinent information regarding each nominee's principal occupation and business experience during at least the past five years is set forth below.

                                                                                       Directorships of Other
Name, Age, Term of Office               Principal Occupation/Business Experience       Reporting Companies
--------------------------------------- ---------------------------------------------- ------------------------------
Allen R. Freedman, Age 61               Director, Fortis, Inc.; prior to July 2000,    Other Fortis Funds; Systems
Director since 1987 (2)                 Chairman & CEO, Fortis, Inc., and Managing     and Computer Technology
                                        Director of Fortis International, N.V.;        Corporation
                                        director of Systems and Computer Technology
                                        Corporation.

Dr. Robert M. Gavin, Age 61             Educational consultant; prior to September     Other Fortis Funds
Director since 1986 (2)                 1, 2001, President, Cranbrook Education
                                        Community; prior to July 1996, President,
                                        Macalester College, St. Paul, MN.

                                                                                       Directorships of Other
Name, Age, Term of Office               Principal Occupation/Business Experience       Reporting Companies
--------------------------------------- ---------------------------------------------- ------------------------------
Jean L. King, Age 57                    President, Communi-King, a communications      Other Fortis Funds
Director since 1984 (2)                 consulting firm.

Phillip O. Peterson, Age 56             Mutual fund industry consultant; Partner of    Other Fortis Funds
Director since 2000 (1)                 KPMG LLP, through June 1999.

Robb L. Prince, Age 60                  Financial and employee benefit consultant;     Other Fortis Funds; Analysts
Director since 1982 (2)                 prior to July 1995, Vice President and         International Corporation
                                        Treasurer, Jostens, Inc., a producer of
                                        products and services for youth, education,
                                        sports award, and recognition markets;
                                        director of Analysts International
                                        Corporation.

Leonard J. Santow, Age 65               Principal, Griggs & Santow, Inc., economic     Other Fortis Funds
Director since 1972 (3)                 and financial consultants.

Noel F. Schenker, Age 47                Senior Vice President, Marketing and New       Other Fortis Funds
Director since 1996 (2)                 Business Development, Select Comfort
                                        Corporation, a manufacturer, retailer
                                        and direct merchant of airbeds and
                                        sleep-related products; prior to 2000,
                                        marketing consultant; prior to 1996,
                                        Senior Vice President, Marketing and
                                        Strategic Planning, Rollerblade, Inc., a
                                        manufacturer of in-line skates and
                                        related gear and accessories.

Dr. Lemma W. Senbet, Age 54             The William E. Mayer Professor of Finance      Other Fortis Funds
Director since 2000 (1) (3)             and Chair, Finance Department, University of
                                        Maryland, College Park, MD; consultant,
                                        international financial institutions.

                                                                                       Directorships of Other
Name, Age, Term of Office               Principal Occupation/Business Experience       Reporting Companies
--------------------------------------- ---------------------------------------------- ------------------------------
David M. Znamierowski *, Age 41         Senior Vice President, Chief Investment        Other Fortis Funds
Director since June 11, 2001 (2)        Officer and Director of Investment Strategy
                                        of Hartford Life since 1999; Vice
                                        President, Investment Strategy and
                                        Policy with Aetna Life & Casualty
                                        Company from 1991 to 1996; Managing
                                        Member and Senior Vice President of
                                        Hartford Investment Financial Services
                                        Company ("HIFSCO") and HL Investment
                                        Advisors, LLC ("HL Advisors").

---------------------
      * Denotes the director who is an interested person, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), of the Company. Mr. Znamierowski is an "interested person" of the Company primarily because he holds certain positions with affiliates of the Company, including serving as Director and Senior Vice President of HIFSCO, the investment adviser to the Company.
     (1) Member of the Audit Committee of the Board of Directors.
     (2) Member of the Executive Committee of the Board of Directors.
     (3) Member of the Investment Review Committee of the Board of Directors.

         The Company has an Audit Committee of the Board of Directors. The Audit Committee currently consists of Dr. Senbet, Joseph M. Wikler, and Mr. Peterson. Mr. Wikler is not standing for reelection to the Board of Directors. Each member of the Audit Committee has been determined by the Board of Directors to be "independent" within the meaning of the rules of the New York Stock Exchange. The Audit Committee met two times during the fiscal year ended July 31, 2001.

         The functions performed by the Audit Committee are to recommend annually to the Board a firm of independent certified public accountants to audit the books and records of the Company for the ensuing year; to monitor that firm's performance; to review with the firm the scope and results of each audit and determine the need, if any, to extend audit procedures; to confer with the firm and representatives of the Company on matters concerning the Company's financial statements and reports, including the appropriateness of its accounting practices and of its financial controls and procedures; to evaluate the independence of the firm; to review procedures to safeguard portfolio securities; to review the purchase by the Company from the firm of nonaudit services; to review all fees paid to the firm; and to facilitate communications between the firm and the Company's officers and directors. A copy of the Fortis Funds Audit Committee Charter is attached hereto as Appendix A.

         The non-interested directors who are members of the Executive Committee (e.g. Messrs. Freedman and Prince, Dr. Gavin and Mss. King and Schenker) comprise the Nominating Committee of the Board of Directors. The Nominating Committee met one time during the fiscal year ended July 31, 2001. The function of the Nominating Committee is to screen and select candidates to the Board of Directors. Any recommendations for nominees should be directed to the Secretary of the Funds, who will forward them to the Nominating Committee. The Nominating Committee will consider nominees recommended by shareholders if the Committee is considering other nominees at the time of the recommendation and if the nominee meets the Committee's criteria. The Company does not have a standing compensation committee of the Board of Directors.

         During the Company's fiscal year ended July 31, 2001, there were 19 meetings (of which 12 were telephonic) of the Board of Directors. No director attended or participated telephonically in fewer than 75% of the aggregate of the number of meetings of the Board of Directors and the number of meetings held by all committees of the Board on which such director served. Historically, the Board of Directors has met four times per year; the greater number of meetings in the last fiscal year was largely due to the offer for sale and sale to Hartford Life of the Company's previous investment adviser.

         No compensation is paid by the Company to any Director or officer who is an officer or employee of HIFSCO, HASCO, Hartford Life or any affiliated company. During the fiscal year ended July 31, 2001, the Company paid each director who is not affiliated with HIFSCO, HASCO or Hartford Life a quarterly fee of $300, a fee of $200 for each directors' meeting attended, and a fee of $75 per hour for committee and telephone meetings attended. The following table sets forth the compensation received by each Director from the Company during the fiscal year ended July 31, 2001, as well as the total compensation received by each director from the Fund Complex (which includes the Company and the Other Fortis Funds) during the calendar year ended December 31, 2000. Mr. Znamierowski did not receive any such compensation and he is not included in the table.

                                  Compensation           Total Compensation
      Director                  from the Company         from Fund Complex
---------------------           ----------------         ------------------
Allen R. Freedman (1)                $1,524                   $     0
Dr. Robert M. Gavin                  $3,175                   $36,375
Jean L. King                         $2,700                   $36,150
Phillip O. Peterson                  $3,125                   $26,100
Robb L. Prince                       $3,175                   $38,175
Leonard J. Santow                    $3,356                   $38,275
Noel F. Schenker                     $2,975                   $36,150
Dr. Lemma W. Senbet                  $3,250                   $26,325
Joseph M. Wikler (2)                 $3,450                   $40,875

----------------
(1) During the calendar year ended December 31, 2000, Mr. Freedman was an "interested person" of the Fund Complex and was not paid by the Fund Complex for serving as a director.
(2)  Mr. Wikler is not standing for reelection to the Board of Directors.

         The Board of Directors recommends that shareholders set the number of directors at nine and vote in favor of the above nominees to serve as Directors of the Company. The vote of a majority of the shares represented at the meeting, provided at least a quorum (more than 50% of the outstanding shares) is represented in person or by proxy, is sufficient for the election of the above nominees. Unless otherwise instructed, the proxies will vote for the above nine nominees. All of the nominees listed above have consented to serve as directors if elected. In the event any of the above nominees are not candidates for election at the meeting, the proxies may vote for such other persons as management may designate. Nothing currently indicates that such a situation will arise.

                                  PROPOSAL TWO
                                 RATIFICATION OF
                         INDEPENDENT PUBLIC ACCOUNTANTS

         The 1940 Act provides that every registered investment company shall be audited at least once each year by independent public accountants selected by a majority of the directors of the investment company who are not interested persons of the investment company or of its investment adviser. The 1940 Act provides that the selection be submitted for ratification or rejection by the shareholders.

         The Company's Board of Directors, including a majority of the directors who are not interested persons of the Company, upon the recommendation of the Company's Audit Committee, have selected KPMG LLP to be the Company's independent public accountants for the fiscal year ending July 31, 2002. KPMG LLP has no direct or material indirect financial interest in the Company other than receipt of fees for services to the Company. KPMG LLP has served as the independent public accountants of the Company since the fiscal year ended July 31, 1989. KPMG LLP also serves as independent public accountants for each of the other Fortis Funds. Representatives of KPMG LLP are not expected to be present at the meeting.

                          Report of the Audit Committee

         The Audit Committee recommends to the Company's Board of Directors the appointment of the Company's independent accountants. Management is responsible for the Company's internal controls and the financial reporting process. The Company's independent accountants are responsible for performing an independent audit of the Company's financial statements in accordance with generally accepted auditing standards and to issue a report on the Company's financial statements. The Audit Committee's responsibility is to oversee these processes.

         In this context, the Audit Committee has met and held discussions with management and the independent accountants. Management represented to the Audit Committee that the Company's financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the financial statements with management and the independent accountants. The Audit Committee discussed with the independent accountants matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees).

         The Company's independent accountants also provided to the Audit Committee the written disclosure required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent accountants the accounting firm's independence. The Committee also considered whether non-audit services provided by the independent accountants during the last fiscal year were compatible with maintaining the independent accountants' independence.

         Based upon the Audit Committee's discussion with management and the independent accountants and the Audit Committee's review of the representation of management and the report of the independent accountants to the Audit Committee, the Audit Committee recommends to the Board of Directors that, with respect to Fortis Securities, Inc., the audited financial statements for the Company's most recent fiscal year (July 31, 2001) be included in the Annual Report for Fortis Securities, Inc. for that fiscal year filed with the Securities and Exchange Commission.


                                        Members of the Audit Committee

                                        Phillip O. Peterson
                                        Dr. Lemma W. Senbet
                                        Joseph M. Wikler


                                Fees Paid to KPMG

         Audit Fees. KPMG LLP billed $18,000 to the Company for its most recently completed fiscal year for professional services rendered for the audit of the Company's financial statements.

         Financial Information Systems Design and Implementation Fees. KPMG LLP did not provide any financial information systems design and implementation services to the Company during its most recently ended fiscal year.

         All Other Fees. For the fiscal year ended July 31, 2001, KPMG LLP billed the entire Fund Complex (or affiliates thereof) aggregate fees of $138,900 for other non-audit services. Such fees were primarily for tax services.

         The Board of Directors recommends that shareholders vote in favor of the ratification of KPMG LLP as the independent public accountants for the Company. The affirmative vote of a majority of the shares represented at the meeting, provided at least a quorum (more than 50% of the outstanding shares) is represented in person or by proxy, is sufficient for the ratification of the selection of the independent public accountants. Unless otherwise instructed, the proxies will vote for the ratification of the selection of KPMG LLP as the Company's independent public accountants.

                        EXECUTIVE OFFICERS OF THE COMPANY

         Information about each executive officer's position and term of office with the Company and business experience during at least the past five years is set forth below. Unless otherwise indicated, all positions have been held more than five years. Compensation paid to the executive officers of the Company is paid by Hartford Life or its affiliates. No executive officer receives any compensation from the Company, however, the Company's legal fees are paid to a law firm of which the secretary of the Company is a partner.

Name and (Age)                    Position/Term of Office        Business Experience During Past Five Years
--------------                    -----------------------        ------------------------------------------
David M. Znamierowski (41)        President since 2001           See biographical information in Proposal One.

Robert W. Beltz, Jr. (52)         Vice President since 1993      Vice President, Securities Operations of HASCO.

Kevin J. Carr (47)                Vice President and Assistant   Assistant General Counsel since 1999, Counsel since
                                  Secretary since 2001           November 1996 and Associate Counsel since November
                                                                 1995 of The Hartford; Counsel and Assistant Secretary
                                                                 of HL Advisors and HIFSCO and Assistant Secretary of
                                                                 HIMCO.

Peter W. Cummins (64)             Vice President since 2001      Senior Vice President since 1997 and Vice President
                                                                 since 1989 of Hartford Life; Director and Senior Vice
                                                                 President of HIFSCO and Director and Managing Director
                                                                 of HL Advisors.

Tamara L. Fagely (43)             Treasurer since 1993 and       Vice President of HASCO since 1998; prior to 1998,
                                  Vice President since 1996      Second Vice President of HASCO.

Name and (Age)                    Position/Term of Office        Business Experience During Past Five Years
--------------                    -----------------------        ------------------------------------------
George R. Jay (49)                Vice President and Assistant   Secretary and Director, Life and Equity Accounting and
                                  Treasurer since 2001           Financial Control and Assistant Vice President of
                                                                 Hartford Life.

Stephen T. Joyce (42)             Vice President since 2001      Senior Vice President of Hartford Life since 1999;
                                                                 Vice President (1997-1999) and Assistant Vice
                                                                 President (1994-1997) of Hartford Life.

David N. Levenson (35)            Vice President since 2001      Senior Vice President of Hartford Life since 2000;
                                                                 Vice President, Fidelity Investments (1994-1995).

Thomas M. Marra (43)              Vice President since 2001      Chief Operating Officer since 2000, Executive Vice
                                                                 President since 1996, and Senior Vice President since
                                                                 1994 of Hartford Life; Director and Executive Vice
                                                                 President of HIFSCO; Director and Managing Director of
                                                                 HL Advisors.

Scott R. Plummer (42)             Vice President and Assistant   Vice President, Associate General Counsel and
                                  Secretary since 1996           Assistant Secretary of HASCO.

John C. Walters (39)              Vice President since 2001      Executive Vice President of Hartford Life (since
                                                                 2000); previously President (1996-2000) of First Union
                                                                 Financial Securities Group; previously Director of
                                                                 Sales (1994-1996) of Wheat First Union.

Michael J. Radmer (56)            Secretary since 1978           Partner, Dorsey & Whitney LLP, the Company's General
                                                                 Counsel.


                                  OTHER MATTERS

         Management does not intend to present any business to the meeting not mentioned in this Proxy Statement and currently knows of no other business to be presented. If any other matters are brought before the meeting, the persons named as proxies will vote on such matters in accordance with their judgment of the best interests of the Company.

         Based on the Company records and other information, the Company believes that all SEC filing requirements applicable to its directors and officers pursuant to Section 16(a) of the Securities Exchange Act of 1934, with respect to the Company's fiscal year ending July 31, 2001, were satisfied.

                              SHAREHOLDER PROPOSALS

         Proposals of Company shareholders intended to be presented at the 2002 annual shareholders' meeting must be received at the Company's offices by July 15, 2002, in order to be considered for inclusion in the Company's proxy statement and form of proxy for the 2002 annual meeting.



         Dated:  November 6, 2001            Michael J. Radmer, Secretary

                                   APPENDIX A

                                  FORTIS FUNDS

                             AUDIT COMMITTEE CHARTER

                           Approved September 26, 2001


1.       Membership
         ----------

         The Fortis Funds Audit Committee (the "Committee") shall be composed entirely of independent directors./1/ The Committee shall be comprised of at least three members with one member appointed as chairperson. Each member shall be "financially literate" and at least one member shall have "accounting or related financial management expertise."/2/

2.       Purposes and Scope
         ------------------

         The purposes and scope of responsibilities of the Committee are:

         (a) to oversee the Funds' accounting and financial reporting policies and practices, their internal controls and, as appropriate, the internal controls of certain service providers;

         (b) to oversee the quality of the Funds' financial statements and the independent audit thereof; and

         (c) to act as liaison between the Funds' outside auditors and the full Board of Directors.

--------

/1/               Independent director for purposes of the Audit Committee
         Charter is defined consistent with the New York Stock Exchange (NYSE) definition whereby the Fund directors disclose annually all relationships that might bear upon their independence. Upon reviewing such information, the full Board of Directors will make determinations regarding the independence of Committee members.


/2/               Determinations regarding these qualifications shall be made by the Funds' Board of Directors in the exercise of its business judgment.

         The function of the Committee is oversight; it is management's responsibility to maintain appropriate systems for accounting and internal control, and the outside auditor's responsibility is to plan and carry out a proper audit.

         Pursuant to NYSE requirements, and as set forth in more detail in
         Section 3 below:

                  (i) the outside auditor for the Funds is ultimately accountable to the Board of Directors and the Committee, and the Committee and the Board of Directors have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the outside auditor (or to nominate the outside auditor to be proposed for shareholder approval in any proxy statement);

                  (ii) the Committee is responsible for ensuring that the outside auditor submits on a periodic basis to the Committee a formal written statement delineating all relationships between the auditor and the Fund; and

                  (iii) the Committee is responsible for actively engaging in a dialogue with the outside auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the outside auditor and for recommending that the Board of Directors take appropriate action in response to the outside auditors' report to satisfy itself of the outside auditor's independence.

3.       Duties and Responsibilities
         ---------------------------

         To carry out its purposes, the Committee shall have the following duties and powers:

         (a) to recommend the selection, retention or termination of outside auditors and, in connection therewith, to evaluate the independence of the auditor as defined by the Independence Standards Board and the SEC (including whether the auditor provides any consulting services to the adviser or its affiliates), and to receive the auditor's specific representations as to its independence. The Committee will continue its current practice of seeking the input of Fund management on issues pertaining to the selection, retention or termination of outside auditors.

         (b) to review with management and independent auditors the audited annual financial statements of Fortis Securities, Inc., and prepare and deliver the Audit Committee's report required to be included in the Fortis Securities, Inc. proxy statement.

         (c)      to meet with the Funds' outside auditor:

                  (i) to review the arrangements for and scope of the annual audit and any special audits;

                  (ii) to discuss any matters of concern relating to the Funds' financial statements, including any material adjustments to such statements recommended by the auditor, or other results of such audit(s);

                  (iii) to consider the auditor's comments with respect to the Funds' financial policies, procedures and internal accounting controls and management's responses thereto;

                  (iv) to review the opinion the independent auditor renders to the Board and shareholders; and

                  (v) to review the results of internal audits of areas that impact the Funds;

         (c) to consider the effect upon the Funds of any changes in accounting principles or practices proposed by management or the auditor;

         (d) to review the fees charged to the Funds by the auditor for audit and non-audit services;

         (e) to investigate improprieties or suspected improprieties in Fund operations;

         (f)      to review procedures to safeguard portfolio securities;

         (g) to review the Funds' back-up procedures and disaster recovery plans; and

         (h) to report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate.

         The Committee will continue its current practice of regularly meeting separately with outside auditors and Fund management, to give representatives of both the opportunity to privately discuss issues of interest to the Committee.

4.       Meetings
         --------

         The Committee shall meet on a regular basis at least twice a year. The Funds' Chief Accounting Officer shall attend such regular meetings, along with other invited personnel of the adviser and affiliates, including their internal auditors. The Committee may also hold special meetings as circumstances require. Participation in meetings may be telephonic.

5.       Resources Available
         -------------------

         The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the appropriate Fund(s).

6.       Annual Review and Approval
         --------------------------

         The Committee shall review and assess the adequacy of this charter at least annually and recommend any changes to the full Board of Directors. The full Board of Directors shall approve this charter at least annually.

FORTIS SECURITIES, INC.
PROXY SERVICE
POST OFFICE BOX 9148
FARMINGDALE, NY  11735-9855




-To vote by mail, sign below exactly as your name appears
 above and return the card in the envelope provided.
-To vote by touch-tone phone, call 1-800-690-6903.
-To vote by internet, use website www.proxyvote.com.




                             FORTIS SECURITIES, INC.

                     PROXY FOR ANNUAL SHAREHOLDERS' MEETING
                          TO BE HELD DECEMBER 13, 2001

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned appoints Michael J. Radmer, Robert W. Beltz, Jr., Scott
R. Plummer and Tamara L. Fagely and each of them with power to act without the other and with the right of substitution in each, the proxies of the undersigned to vote all shares of Fortis Securities, Inc. (the "Company") held by the undersigned on October 31, 2001, at the annual Shareholders' Meeting of the Company, to be held at the offices of Hartford Life & Accident Insurance Company, 200 Hopmeadow Street, Simsbury, Connecticut, on Thursday, December 13, 2001, at 8:00 a.m. Eastern Time and at any adjournment thereof, with all powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting are revoked.

         THIS PROXY WILL BE VOTED AS INSTRUCTED ON THE MATTERS SET FORTH BELOW. IT IS UNDERSTOOD THAT IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED "FOR" ALL ITEMS. UPON ALL OTHER MATTERS THE PROXIES SHALL VOTE AS THEY DEEM IN THE BEST INTERESTS OF THE COMPANY.

Receipt of Notice of Annual Shareholders' Meeting and Proxy Statement is acknowledged by your execution of this proxy. Mark, sign, date, and return this proxy in the addressed envelope--no postage required. Please mail promptly to save the Company further solicitation expenses.


           TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. KEEP THIS
                            PORTION FOR YOUR RECORDS.
--------------------------------------------------------------------------------
FORTIS SECURITIES, INC.                     DETACH AND RETURN THIS PORTION ONLY.


VOTE ON DIRECTORS

   FOR   OR   WITH-  OR    FOR       1. TO SET THE NUMBER OF DIRECTORS AT NINE AND TO ELECT THE
   ALL        HOLD         ALL          FOLLOWING NOMINEES: 01) A.R. FREEDMAN, 02) R.M. GAVIN,
               ALL        EXCEPT        03) J.L. KING, 04) P.O. PETERSON, 05) R.L. PRINCE, 06)
                                        L.J. SANTOW, 07) N.F. SCHENKER, 08) L.W. SENBET, 09)
   [ ]         [ ]         [ ]          D.M. ZNAMIEROWSKI. TO WITHHOLD AUTHORITY TO VOTE, MARK
                                        "FOR ALL EXCEPT" AND WRITE THE NOMINEE'S NUMBER ON THE
                                        LINE BELOW.

   [ ]         [ ]         [ ]       2. PROPOSAL TO RATIFY THE SELECTION OF KPMG LLP AS THE
                                        INDEPENDENT PUBLIC ACCOUNTANTS FOR THE COMPANY.
   FOR       AGAINST    ABSTAIN


                                        IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED
                                        TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY
                                        COME BEFORE THE MEETING OR ANY ADJOURNMENTS OR
                                        POSTPONMENTS THEREOF.


                                         (Please sign name(s)   (If there are co-owners,   (Date)
                                        exactly as registered)      both should sign)